UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 15, 2008
Date of Report (Date of the earliest event reported)

Simulations Plus, Inc.
Exact name of registrant as specified in its charter

California	001-32046	95-4595609
State of Incorporation	Commission File Number	IRS Employer Identification
Number

42505 10th Street West, Lancaster, California 93534-7059
 Address of principal executive offices, including zip code

661-723-7723
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]   Written communications pursuant to Rule 425 under the Security Act (17 CFR 230.425)
[_]   Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)
[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws.

At the Company’s Annual Meeting held on February 29, 2008, the stockholders of the Company approved an amendment to the Company’s Amended and Restated Article of Incorporation to increase the number of authorized shares of Common Stock from 20 million to 50 million.  A complete copy of the Company’s Restated Articles of Incorporation, reflecting such amendments, is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01  Other Events.

On April 15, 2008, Simulations Plus, Inc., a California corporation (the "Company"), held a conference call for investors to review the financial results for the three months and six months ended February 29, 2008. A copy of the PowerPoint slides used as notes for this call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This report on Form 8-K (the "Report"), including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms "anticipates," "expects," "estimates," "believes" and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the "Commission"), reports to the stockholders of Simulations Plus, Inc., a California corporation (the "Company" or "us," "our" or "we") and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management's best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01   Financial Statements and Exhibits

(c)           Exhibits

3.1           Restated Articles of Incorporation of Simulations Plus, Inc.
99.1         PowerPoint presentation for the Investor Conference Call on April 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: April 16, 2008	By:	/s/ Momoko Beran
Momoko Beran
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number                      Description

3.1                      Restated Certificate of Incorporation of Simulations Plus, Inc.
99.1                    PowerPoint presentation for the Investor Conference Call on April 15, 2008.